Summary prospectus supplement	April 13, 2012

Putnam Global Sector Fund Summary Prospectus dated February 29, 2012

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Kelsey Chen, Steven Curbow, Christopher Eitzmann, Vivek Gandhi, George Gianarikas, David Morgan, Ferat Ongoren, Nathaniel Salter and Walter Scully.

Mr. Eitzmann joined the portfolio team in April 2012 and is an Analyst.

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